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                                 EXHIBIT 99.10

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-8


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000

                                                                       FIRST USA


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
                _______________________________________________

                Monthly Period:                       04/01/96 to
                                                      04/30/96
                Distribution Date:                    05/15/96
                Transfer Date:                        05/14/96

Under Section 5.02 of the Pooling and Serving Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Dated noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution.

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                           Class A (quarterly)      $13.72500000
                                           Class B (quarterly)       14.25000000
                                           Collateral Inv. Amt.       5.15000000


     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount    Class A (quarterly)      $13.72500000
                                          Class B (quarterly)      $14.25000000
                                          Collateral Inv. Amt.       5.15000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-8
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    3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A (quarterly)           $0.00000000
                                       Class B (quarterly)            0.00000000
                                       Collateral Inv. Amt.           0.00000000


B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                    $51,402,321.03
                                       Class B                      4,021,440.99
                                       Collateral Inv. Amt.         6,508,352.29
                                                                ----------------
                                       Total                      $61,932,114.31
                                                                ================
    2.  Allocation of Finance Charge Receivables.
        ----------------------------------------

        (a)  The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the Certificates

                                       Class A                     $6,893,892.59
                                       Class B                        539,888.30
                                       Collaterel Inv. Amt.           872,118.77
                                                                ----------------
                                       Total                       $8,305,899.66
                                                                ================

        (b)  Interest Funding Investment Proceeds (to Class A)         13,921.19
        (c)  Principal Funding Investment Proceeds (to Class A)             0.00
        (d)  Withdrawals from Reserve Account (to Class A)                  0.00
                                                                ----------------
              Total Class A Available Funds                        $6,907,813.78
                                                                ================
        (b)  Interest Funding Investment Proceeds (to Class B)          1,128.75
                                                                ----------------
              Total Class B F/C and Investments Proceeds             $541,017.05
                                                                ================

    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $15,407,153,743.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
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          (b)   Invested Amount as of the last day of the preceding
                month (Adjusted Class A Invested Amount during
                Accumulation Period)
                                  Class A                        $500,000,000.00
                                  Class B                          39,157,000.00
                                  Collateral Inv. Amt.             63,253,000.00
                                                        ------------------------
                                  Total                          $602,410,000.00
                                                        ========================

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                  Class A                                 3.245%
                                  Class B                                 0.254%
                                  Collateral Inv. Amt.                    0.411%
                                                        ------------------------
                                  Total                                   3.910%

          (d)   During the Amortization Period: The Invested
                Amount as of _______ (the last day of the Revolving
                Period)
                                  Class A                                   N.A.
                                  Class B                                   N.A.
                                  Collateral Inv. Amt.                      N.A.
                                                        ------------------------
                                  Total                                     N.A.

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
                Receivables set forth in paragraph 3(a) above

                                  Class A                                   N.A.
                                  Class B                                   N.A.
                                  Collateral Inv. Amt.                      N.A.
                                                        ------------------------
                                  Total                                     N.A.

     4.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding balances in the      Aggregate
          Accounts which were delinquent as of the end of the       Account
          day on the last day of the Monthly Period                 Balance
                                                        ------------------------

          (a)   35 - 64 days                                     $233,085,687.89
          (b)   65 - 94 days                                      150,215,281.63
          (c)   95 - 124 days                                     110,895,315.12
          (d)   125 - 154 days                                     88,035,352.92
          (e)   155 - 184 days                                     76,105,895.19
          (f)   185 or more days                                   66,855,338.43
                                                        ------------------------
                                  Total                          $725,192,871.18
                                                        ========================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-8
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  5.  Monthly Investor Default Amount.
      -------------------------------

      (a)  The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the Collection Period allocable to the Invested
           Amount (the aggregate "Investor Default Amount")

                                        Class A                    $2,024,979.01
                                        Class B                      $158,584.21
                                        Collateral Inv. Amt.         $256,171.99
                                                                ----------------
                                        Total                      $2,439,735.21
                                                                ================
      (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                        Class A                            $4.05
                                        Class B                             4.05
                                        Collateral Inv. Amt.                4.05
                                                                ----------------
                                        Total                              $4.05
                                                                ================

  6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a)  The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================

      (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                ----------------
                                        Total                              $0.00
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-8
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      (c)  The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                  --------------
                                        Total                              $0.00
                                                                  ==============


       (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                  --------------
                                        Total                              $0.00
                                                                  ==============

   7.  Investor Servicing Fee.
       ----------------------

       (a)  The amount of the Investor Monthly Servicing Fee
            payable by the Trust to the Servicer for the
            Monthly Period
                                        Class A                      $625,000.00
                                        Class B                       $48,946.25
                                        Collateral Inv. Amt.          $79,066.25
                                                                  --------------
                                        Total                        $753,012.50
                                                                  ==============

       (b)  The amount set forth in paragraph 7(a) above, per
            $1,000 interest
                                        Class A                      $1.25000000
                                        Class B                       1.25000000
                                        Collateral Inv. Amt.          1.25000000
                                                                  --------------
                                        Total                        $1.25000000
                                                                  ==============
   8.  Reallocated Principal Collections
       ---------------------------------

       The amount of Reallocated Collateral and Class B
       Principal Collections applied in respect of Interest
       Shortfalls, Investor Default Amounts or Investor
       Charge-Offs for the prior month.

                                        Class B                            $0.00
                                        Collateral Inv. Amt.                0.00
                                                                  --------------
                                        Total                              $0.00
                                                                  ==============
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-8
Page 6

        9.      Collateral Invested Amount
                --------------------------

                (a)     The amount of the Collateral Invested Amount as of the
                        close of business on the related Distribution Date after
                        giving effect to withdrawals, deposits and payments to
                        be made in respect of the preceding month                   $63,253,000.00

                (b)     The Required Collateral Invested Amount as of the
                        close of business on the related Distribution Date after
                        giving effect to withdrawals, deposits and payments to
                        be made in respect of the preceding month                   $63,253,000.00

        10.     The Pool Factor.
                ----------------

                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
                Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                                   Class A                              1.00000000
                                                   Class B                              1.00000000
                                                                          -------------------------
                                                   Total (weighted avg.)                1.00000000

        11.     The Portfolio Yield
                -------------------
                The Portfolio Yield for the related Monthly Period                          11.72%

        12.     The Base Rate
                -------------
                The Base Rate for the related Monthly Period                                 7.51%



C.      Information Regarding the Interest Funding Account
        --------------------------------------------------
        Beginning Balance               (Class A)                                    $4,575,000.00
                Plus:   Interest for Related Monthly Period from Finance
                        Charge Account                                                2,287,500.00
                Plus:   Interest on Interest Funding Account Balance for
                        Related Monthly Period                                           13,921.19
                Less:   Withdrawals to Finance Charge Account                            13,921.19
                Less:   Withdrawals to Distribution Account                          $6,862,500.00
                                                                            -----------------------
        Ending Balance                  (Class A)                                            $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1994-8
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        Beginning Balance               (Class B)                   $371,991.50
                Plus:   Interest for Related Monthly Period
                        from Finance Charge Account                  185,995.75
                Plus:   Interest on Interest Funding Account
                        Balance for Related Monthly Period             1,128.75
                Less:   Withdrawals to Finance Charge Account          1,128.75
                Less:   Withdrawals to Distribution Account         $557,987.25
                                                            --------------------
        Ending Balance                  (Class B)                         $0.00

D.      Information Regarding the Principal Funding Account
        ---------------------------------------------------

        1.      Accumulation Period
                -------------------

                (a)     Accumulation Period commencement date          10/31/00

                (b)     Accumulation Period length                            2

                (c)     Accumulation Period Factor                         5.78

                (d)     Required Accumulation Factor Number                  11

                (e)     Controlled Accumulation Amount          $262,727,272.73

                (f)     Minumum Payment Rate (last 12 months)             9.54%

        2.      Principal Funding Account
                -------------------------

        Beginning Balance                                                 $0.00
                Plus:   Principal Collections for Related Monthly
                        Period from Principal Account                      0.00
                Plus:   Interest on Principal Funding Account
                        Balance for Related Monthly Period                 0.00
                Less:   Withdrawals to Finance Charge Account              0.00
                Less:   Withdrawals to Distribution Account                0.00
                                                               -----------------
        Ending Balance                                                    $0.00

        3.      Accumulation Shortfall
                ----------------------

                        The Controlled Deposit Amount for the previous
                        Monthly Period                                     N/A

                Less:   The amount deposited into the Principal Funding
                        Account for the previous Monthly Period            N/A
                                                               ----------------
                        Accumulation Shortfall for previous
                        Monthly Period                                     N/A
                                                               ================
                        Aggregate Accumulation Shortfalls                  N/A
                                                               ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1994-8
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        4.      Principal Funding Investment Shortfall
                --------------------------------------

                        Covered Amount                                      N/A

                Less:   Principal Funding Investment Proceeds               N/A
                                                              -----------------
                        Principal Funding Investment Shortfall              N/A


E.      Information Regarding the Reserve Account
        -----------------------------------------

        1.      Required Reserve Account Analysis

                (a)     Required Reserve Account Amount percentage
                        (0.5% of Class A Invested Amount or other
                        amount designated by Transferor)                  0.00%

                (b)     Required Reserve Account Amount ($)               $0.00

                (c)     Required Reserve Account Balance after            $0.00
                        effect of any transfers on the Related
                        Transfer Date

                (d) Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date

        2.      Reserve Account Investment Proceeds
                -----------------------------------

                Reserve Account Investment Proceeds transferred to the
                Finance Charge Account on the Related Transfer Date       $0.00


        3.      The Portfolio Adjusted Yield
                ----------------------------

                The Portfolio Adjusted Yield for the related Mthly
                Period                                                    5.01%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President